AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of January 19, 1999 and is entered into by and among BankAmerica Business Credit, Inc. (the "Lender"), The Great Train Store Partners, L.P. (the "Borrower"), and The Great Train Store Company, GTS Partner, Inc. and GTS Limited Partner, Inc. as members of the GTS Consolidated Group. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Borrower, the members of the GTS Consolidated Group and the Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of January 27, 1998, as amended and supplemented (the "Agreement"); and

         WHEREAS, the Borrower and the members of the GTS Consolidated Group have requested the Lender to amend the Agreement in certain respects, and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the members of the GTS Consolidated Group and the Lender hereby agree as follows:

         Section 1. Amendment to the Agreement. The Lender, the Borrower and the members of the GTS Consolidated Group agree that, effective as of February 1, 1999 (unless otherwise indicated), the Agreement shall be amended as follows:

                  (a) The definition of "Applicable Inventory Advance Rate" contained in Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                   "`Applicable Inventory Advance Rate' means:

                           (i) during the period  beginning  on February 1, 1999
                  through and including March 31, 1999, fifty-five percent (55%); and

                           (ii) during the period beginning on April 1, 1999 and
                  thereafter, the lesser of (x) fifty percent (50%) and (y) a percentage equal to eighty-five percent (85%) of the going-out-of-business appraised value of the Borrower's inventory, net of liquidating expenses, expressed as a percentage of inventory cost, as reflected on the then most recently completed appraisal delivered to the Lender. By way of example, if the most recent appraisal delivered to the Lender showed that the going-out-of-business appraised value of the Borrower's inventory, net of liquidating expenses, was seventy percent (70%) of the inventory cost, then the percentage described in clause (y) above would be 85% times 70%, or 59.5%.

                  (b) The definition of "Availability" contained in Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "`Availability' means at any time the lesser of:

                                    (a)    The  amount of  Eight Million Dollars
                  ($8,000,000)  (the  `Maximum Revolving Credit Line') or

                                    (b)    the   value  of  Eligible   Inventory
                  multiplied  by  the   Applicable Inventory Advance Rate;

                                    provided,   however,   that  at   all  times
                  Availability shall be reduced by the sum of:

                                    (a)  the unpaid balance  of  Revolving Loans
                  at that time;

                                    (b) the aggregate undrawn face amount of all
                  outstanding Letters of Credit which the Lender has caused to be issued or obtained for the Borrower's account;

                                    (c)    reserves for  accrued interest on the
                  Revolving Loans;

                                    (d)    the Environmental Compliance Reserve;
                  and

                                    (e) all other  reserves  which the Lender in
                  its reasonable discretion deems necessary or desirable to maintain with respect to the Borrower's account, including, without limitation, any amounts which the Lender may be obligated to pay in the future for the account of the Borrower."

                  (c) Section 2.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "2.1 Total Facility.  Subject to all of the terms and
                  conditions of this Agreement, the Lender shall make available a total credit facility of up to $8,000,000 (the `Total Facility') for Borrower's use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line of credit up to the limits of the Availability, consisting of revolving loans and letters of credit as described in Sections 2.2 and 2.3."

                  (d) Sections 3.1(a)(i) and 3.1(a)(ii) of the Agreement are hereby amended and restated to read in their entirety as follows:

                           "(i) For all Obligations,  other than LIBOR Revolving
                  Loans, then at a fluctuating per annum rate equal to one and three-quarters percent (1.75%) (the `Reference Rate Margin') plus the Reference Rate; and

                           (ii) If the Loans are LIBOR Revolving Loans,  then at
                  a per annum rate equal to three and three-quarters percent (3.75%) (the `LIBOR Margin') plus the LIBOR Rate determined for the applicable Interest Period."

                  (e) Section 7.8 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "7.8 Collateral Reporting.  The Borrower will provide
                  the Lender with the following documents at the following times in form satisfactory to the Lender: (a) weekly perpetual inventory reports by category and location, no later than Tuesday of the following week; (b) weekly sales reports, no later than Tuesday of the following week; (c) monthly agings of accounts payable, no later than the 10th day of the following month; (d) upon request, copies of purchase orders, invoices, and delivery documents for Inventory acquired by the Borrower; (e) such other reports as to the Collateral as the Lender shall request from time to time; and (f) certificates of an officer of the Borrower certifying as to the foregoing. If any of the Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, the Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Lender."

                  (f) Section 10.19 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "10.19  Intentionally Omitted"

                  (g) Effective as of December 30, 1998, Section 10.20 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "10.20  Intentionally Omitted"

                  (h) Section 10.21 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "10.21 New Store Openings. The Borrower shall not make any New Store Opening except for the following two New Store
         Openings: Providence Place in Providence, Rhode Island, and Mall of Georgia, near Atlanta, Georgia."

                  (i) Effective as of December 30, 1998, Section 10.22 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "10.22  Intentionally Omitted"

                  (j) Effective as of the date of the effectiveness of this Amendment, Section 10 of the Agreement is hereby amended by the addition of a new Section 10.24 immediately following Section 10.23, which new Section 10.24 shall read in its entirety as follows:

                           "10.24 Minimum Availability. The Borrower shall not permit Availability to be less than the following amounts as of any day of each of the following periods:

                                                          Minimum Daily
                    Period                                Availability
                    ------                                -------------
                    January 1, 1999 through and
                      including February 28, 1999           $   500,000
                    March 1, 1999 through and
                      including March 31, 1999              $   500,000
                    April 1, 1999 and each
                      day thereafter                        $   500,000"

                  (k) Section 14 of the Agreement is hereby amended by the addition of a new sentence at the end of said Section 14, which new sentence shall read in its entirety as follows:

                  "Notwithstanding  anything to the  contrary  contained in this
                  Section 14, the fees described in clause (c) of this Section 14 (other than the fees required by Section 6.4) shall not be payable if the effective date of termination of this Agreement results from a refinancing of the Obligations on or before March 31, 1999 on terms satisfactory to the Lender."

         Section 2. Agreements. In consideration of the Lender's entering into this Agreement, the Borrower and the members of the GTS Consolidated Group hereby agree as follows:

                  (a) notwithstanding any provisions of Section 7.5 of the Agreement to the contrary, the Borrower shall be liable for all expenses relating to the updated inventory appraisal that is concurrently herewith being ordered by the Lender;

                  (b) the Borrower agrees to cooperate fully with the Lender and the appraiser in connection with the updated inventory appraisal that is concurrently herewith being ordered by the Lender; and

                  (c) notwithstanding any provisions of Section 7.10 of the Agreement to the contrary, effective immediately and for the remainder of the term of the Agreement all funds deposited into a Payment Account shall be wire transferred each day to the Lender for application against the outstanding Revolving Loans in accordance with the other provisions of Section 7.10 of the Agreement.

         Section 3. Consents and Reaffirmations. The members of the GTS Consolidated Group hereby consent to the terms and conditions of this Amendment and reaffirm their obligations under the Parent Guaranty and the Affiliate Guaranties dated as of January 27, 1998 made by such members in favor of the Lender, and acknowledge and agree that the Parent Guaranty and the Affiliate Guaranties remain in full force and effect.

         Section 4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. Fully executed copies of this Amendment signed by the Borrower and the members of the GTS Consolidated Group shall be delivered to the Lender.

                  (b) Other Documents. The Borrower and the members of the GTS Consolidated Group shall have executed and delivered to the Lender such other documents and instruments as the Lender may require.

                  (c) Amendment Fee. The Borrower shall have paid to the Lender an amendment fee in the amount of $10,000. The Lender and the Borrower agree that this amendment fee shall be financed by the Lender as a Reference Rate Revolving Loan.

                  (d) Documentation Fee. The Borrower shall have paid to the Lender a documentation fee (for this Amendment and for Amendment No. 2 to the Agreement) in the amount of $1,000. The Lender and the Borrower agree that this documentation fee shall be financed by the Lender as a Reference Rate Revolving Loan.

         Section 5. Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely thereon.

                  (b) Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  (c) Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect, and each of the Borrower and the members of the GTS Consolidated Group ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Event exists as of such date.

                  (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF MISSOURI AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI.

                  (f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower and the members of the GTS Consolidated Group may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender.

                  (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  (i) Expenses of the Lender. The Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender's legal counsel and the allocated cost of the Lender's in-house counsel, and (ii) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or the other Loan Documents, including, without limitation, the costs and fees of the Lender's legal counsel and the allocated cost of the Lender's in-house counsel.

                  (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AND ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                    [signatures continued on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

                                    THE GREAT TRAIN STORE PARTNERS, L.P.

                                    By:  GTS PARTNER, INC., its General Partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                    THE GREAT TRAIN STORE COMPANY


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    GTS PARTNER, INC.


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    GTS LIMITED PARTNER, INC.


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                    BANKAMERICA BUSINESS CREDIT, INC.


                                    By:
                                          --------------------------------------
                                          Name:
                                          Title: